                                  EXHIBIT A.XXV

            ARTICLES SUPPLEMENTARY OF THE HARTFORD MUTUAL FUNDS, INC.

     The Hartford Mutual Funds, Inc. (the "Corporation"), a corporation organized and existing under the laws of the State of Maryland, does hereby certify to the State Department of Assessments and Taxation of Maryland that:

FIRST: The Corporation currently has the authority to issue thirty-seven billion, seven hundred and seventy million (37,770,000,000) shares of $0.001 par value common stock, having an aggregate par value of thirty-seven million seven hundred and seventy thousand dollars ($37,770,000) as listed below:

                 Series                  Class A Shares  Class B Shares  Class C Shares  Class I Shares  Class Y Shares
                 ------                  --------------  --------------  --------------  --------------  --------------
The Hartford Advisers Fund                  375,000,000    175,000,000     110,000,000              --     100,000,000
The Hartford Balanced Income Fund           200,000,000    200,000,000     200,000,000              --     200,000,000
The Hartford Capital Appreciation Fund      570,000,000    175,000,000     220,000,000      50,000,000      50,000,000
The Hartford Capital Appreciation II
Fund                                        200,000,000    200,000,000     200,000,000      50,000,000     200,000,000
The Hartford Capital Preservation Fund      285,000,000     75,000,000     200,000,000              --     100,000,000
The Hartford Checks and Balances Fund       400,000,000    200,000,000     200,000,000      50,000,000              --
The Hartford Disciplined Equity Fund        125,000,000     75,000,000      50,000,000              --      50,000,000
The Hartford Diversified International
Fund                                        125,000,000     75,000,000     75,000,0000      50,000,000      50,000,000
The Hartford Dividend and Growth Fund       325,000,000     75,000,000      50,000,000      50,000,000      50,000,000
The Hartford Equity Income Fund             125,000,000     75,000,000      50,000,000      50,000,000      50,000,000
The Hartford Floating Rate Fund             800,000,000    200,000,000     800,000,000     250,000,000     200,000,000
The Hartford Focus Growth Fund              125,000,000     75,000,000      50,000,000              --      50,000,000
The Hartford Fundamental Growth Fund        125,000,000     75,000,000      50,000,000              --      50,000,000
The Hartford Global Communications Fund     125,000,000     75,000,000      50,000,000              --      50,000,000
The Hartford Global Enhanced Dividend
Fund                                        200,000,000    200,000,000     200,000,000      50,000,000      50,000,000
The Hartford Global Equity Fund             200,000,000    200,000,000     200,000,000      50,000,000      50,000,000
The Hartford Global Financial Services
Fund                                        125,000,000     75,000,000      50,000,000              --      50,000,000

                 Series                  Class A Shares  Class B Shares  Class C Shares  Class I Shares  Class Y Shares
                 ------                  --------------  --------------  --------------  --------------  --------------
The Hartford Global Growth Fund             125,000,000     75,000,000      50,000,000              --      50,000,000
The Hartford Global Health Fund             125,000,000     75,000,000      50,000,000      50,000,000      50,000,000
The Hartford Global Technology Fund         125,000,000     75,000,000      50,000,000              --      50,000,000
The Hartford High Yield Fund                125,000,000     75,000,000      50,000,000      50,000,000      50,000,000
The Hartford High Yield Municipal Bond
Fund                                        200,000,000    200,000,000     200,000,000      50,000,000              --
The Hartford Income Fund                    125,000,000     75,000,000      50,000,000              --      50,000,000
The Hartford Inflation Plus Fund            155,000,000    105,000,000      90,000,000      50,000,000      50,000,000
The Hartford International Growth Fund      125,000,000     75,000,000      50,000,000      50,000,000      50,000,000
The Hartford International
Opportunities Fund                          125,000,000     75,000,000      50,000,000      50,000,000      50,000,000
The Hartford International Small
Company Fund                                125,000,000     75,000,000      50,000,000      50,000,000      50,000,000
The Hartford LargeCap Growth Fund           200,000,000    200,000,000     200,000,000              --     200,000,000
The Hartford MidCap Fund                    225,000,000     75,000,000     110,000,000              --      50,000,000
The Hartford MidCap Growth Fund             200,000,000    200,000,000     200,000,000              --     200,000,000
The Hartford MidCap Value Fund              125,000,000     75,000,000      50,000,000              --      50,000,000
The Hartford Money Market Fund            1,200,000,000    500,000,000     500,000,000              --     500,000,000
The Hartford Principal Protection Fund      125,000,000     75,000,000      50,000,000              --      50,000,000
The Hartford Retirement Income Fund         200,000,000    200,000,000     200,000,000              --     200,000,000
The Hartford Select MidCap Growth Fund      200,000,000    200,000,000     200,000,000              --     200,000,000
The Hartford Select MidCap Value Fund       200,000,000    200,000,000     200,000,000              --     200,000,000
The Hartford Select SmallCap Growth
Fund                                        200,000,000    200,000,000     200,000,000              --     200,000,000
The Hartford Select SmallCap Value Fund     200,000,000    200,000,000     200,000,000              --     200,000,000
The Hartford Short Duration Fund            125,000,000     75,000,000      50,000,000              --      50,000,000
The Hartford Small Company Fund             125,000,000     75,000,000      50,000,000      50,000,000      50,000,000

                 Series                Class A Shares  Class B Shares  Class C Shares  Class I Shares  Class Y Shares
                 ------                --------------  --------------  --------------  --------------  --------------
The Hartford Stock Fund                   125,000,000     75,000,000      50,000,000      50,000,000      50,000,000
The Hartford Strategic Income Fund        200,000,000    200,000,000     200,000,000      50,000,000      50,000,000
The Hartford Tax-Free California Fund     125,000,000     75,000,000      50,000,000              --      50,000,000
The Hartford Tax-Free New York Fund       125,000,000     75,000,000      50,000,000              --      50,000,000
The Hartford Target Retirement 2010
Fund                                      200,000,000    200,000,000     200,000,000              --     200,000,000
The Hartford Target Retirement 2020
Fund                                      200,000,000    200,000,000     200,000,000              --     200,000,000
The Hartford Target Retirement 2030
Fund                                      200,000,000    200,000,000     200,000,000              --     200,000,000
The Hartford Total Return Bond Fund       125,000,000     75,000,000      50,000,000      50,000,000     100,000,000
The Hartford Value Fund                   125,000,000     75,000,000      50,000,000      50,000,000      50,000,000

                 Series              Class A Shares  Class B Shares  Class C Shares  Class D Shares  Class I Shares  Class Y Shares
                 ------              --------------  --------------  --------------  --------------  --------------  --------------
The Hartford Equity Growth
Allocation Fund                        100,000,000      50,000,000      50,000,000      50,000,000      50,000,000      50,000,000
The Hartford Growth Allocation Fund    100,000,000      50,000,000      50,000,000      50,000,000      50,000,000      50,000,000
The Hartford Balanced Allocation
Fund                                   100,000,000      50,000,000      50,000,000      50,000,000      50,000,000      50,000,000
The Hartford Conservative
Allocation Fund                        100,000,000      50,000,000      50,000,000      50,000,000      50,000,000      50,000,000
The Hartford Income Allocation Fund    100,000,000      50,000,000      50,000,000      50,000,000      50,000,000      50,000,000

               Series                 Class A Shares  Class B Shares  Class C Shares  Class D Shares  Class I Shares  Class Y Shares
               ------                 --------------  --------------  --------------  --------------  --------------  --------------
The Hartford DCA Money Fund Series I                                                    300,000,000
The Hartford DCA Money Fund Series
II                                                                                      300,000,000
The Hartford DCA Money Fund Series
III                                                                                     300,000,000
The Hartford DCA Money Fund Series
IV                                                                                      300,000,000
The Hartford DCA Money Fund Series V                                                    300,000,000

                    Series                      Class R3 Shares   Class R4 Shares   Class R5 Shares
                    ------                      ---------------   ---------------   ---------------
The Hartford Advisers Fund                         50,000,000        50,000,000        50,000,000
The Hartford Capital Appreciation Fund             50,000,000        50,000,000        50,000,000
The Hartford Capital Appreciation II Fund          50,000,000        50,000,000        50,000,000
The Hartford Disciplined Equity Fund               50,000,000        50,000,000        50,000,000
The Hartford Diversified International Fund        50,000,000        50,000,000        50,000,000
The Hartford Dividend and Growth Fund              50,000,000        50,000,000        50,000,000
The Hartford Equity Income Fund                    50,000,000        50,000,000        50,000,000
The Hartford Floating Rate Fund                    50,000,000        50,000,000        50,000,000
The Hartford Global Enhanced Dividend Fund         50,000,000        50,000,000        50,000,000
The Hartford Global Equity Fund                    50,000,000        50,000,000        50,000,000
The Hartford Global Growth Fund                    50,000,000        50,000,000        50,000,000
The Hartford Global Health Fund                    50,000,000        50,000,000        50,000,000
The Hartford High Yield Fund                       50,000,000        50,000,000        50,000,000
The Hartford Inflation Plus Fund                   50,000,000        50,000,000        50,000,000
The Hartford International Growth Fund             50,000,000        50,000,000        50,000,000
The Hartford International Opportunities Fund      50,000,000        50,000,000        50,000,000
The Hartford Money Market Fund                     50,000,000       100,000,000        50,000,000
The Hartford Small Company Fund                    50,000,000        50,000,000        50,000,000
The Hartford Stock Fund                            50,000,000        50,000,000        50,000,000
The Hartford Total Return Bond Fund                50,000,000        50,000,000        50,000,000
The Hartford Value Fund                            50,000,000        50,000,000        50,000,000
The Hartford Retirement Income Fund                50,000,000        50,000,000        50,000,000
The Hartford Target Retirement 2010 Fund           50,000,000        50,000,000        50,000,000
The Hartford Target Retirement 2020 Fund           50,000,000        50,000,000        50,000,000
The Hartford Target Retirement 2030 Fund           50,000,000        50,000,000        50,000,000
The Hartford Equity Growth Allocation Fund         50,000,000        50,000,000        50,000,000
The Hartford Growth Allocation Fund                50,000,000        50,000,000        50,000,000
The Hartford Balanced Allocation Fund              50,000,000        50,000,000        50,000,000
The Hartford Conservative Allocation Fund          50,000,000        50,000,000        50,000,000
The Hartford Income Allocation Fund                50,000,000        50,000,000        50,000,000

SECOND: Pursuant to the authority expressly vested in the Board of Directors of the Corporation (the "Board") by Article IV of the Corporation's charter and in accordance with Sections 2-208 and 2-208.1 of the Maryland General Corporation Law, the Board has duly authorized an increase in the Corporation's authorized shares of $0.001 par value common stock to thirty-eight billion, eight hundred and twenty million (38,820,000,000) shares, with an aggregate par value of thirty-eight million eight hundred and twenty thousand dollars ($38,820,000), as classified below:

                Series                   Class A Shares  Class B Shares  Class C Shares  Class I Shares  Class Y Shares
                ------                   --------------  --------------  --------------  --------------  --------------
The Hartford Advisers Fund                  375,000,000    175,000,000      110,000,000             --     100,000,000
The Hartford Balanced Income Fund           200,000,000    200,000,000      200,000,000             --     200,000,000
THE HARTFORD CAPITAL APPRECIATION FUND      570,000,000    175,000,000      220,000,000     50,000,000     100,000,000
The Hartford Capital Appreciation II
   Fund                                     200,000,000    200,000,000      200,000,000     50,000,000     200,000,000
The Hartford Capital Preservation Fund      285,000,000     75,000,000      200,000,000             --     100,000,000
The Hartford Checks and Balances Fund       400,000,000    200,000,000      200,000,000     50,000,000              --
The Hartford Disciplined Equity Fund        125,000,000     75,000,000       50,000,000             --      50,000,000
The Hartford Diversified International
   Fund                                     125,000,000     75,000,000       75,000,000     50,000,000      50,000,000
THE HARTFORD DIVIDEND AND GROWTH FUND       325,000,000     75,000,000       50,000,000     50,000,000     100,000,000
The Hartford Equity Income Fund             125,000,000     75,000,000       50,000,000     50,000,000      50,000,000
The Hartford Floating Rate Fund             800,000,000    200,000,000      800,000,000    250,000,000     200,000,000
The Hartford Focus Growth Fund              125,000,000     75,000,000       50,000,000             --      50,000,000
The Hartford Fundamental Growth Fund        125,000,000     75,000,000       50,000,000             --      50,000,000
The Hartford Global Communications Fund     125,000,000     75,000,000       50,000,000             --      50,000,000
The Hartford Global Enhanced Dividend
   Fund                                     200,000,000    200,000,000      200,000,000     50,000,000      50,000,000
The Hartford Global Equity Fund             200,000,000    200,000,000      200,000,000     50,000,000      50,000,000
The Hartford Global Financial Services
   Fund                                     125,000,000     75,000,000       50,000,000             --      50,000,000
The Hartford Global Growth Fund             125,000,000     75,000,000       50,000,000             --      50,000,000
The Hartford Global Health Fund             125,000,000     75,000,000       50,000,000     50,000,000      50,000,000
The Hartford Global Technology Fund         125,000,000     75,000,000       50,000,000             --      50,000,000
The Hartford High Yield Fund                125,000,000     75,000,000       50,000,000     50,000,000      50,000,000
The Hartford High Yield Municipal Bond
   Fund                                     200,000,000    200,000,000      200,000,000     50,000,000              --
The Hartford Income Fund                    125,000,000     75,000,000       50,000,000             --      50,000,000

                Series                   Class A Shares  Class B Shares  Class C Shares  Class I Shares  Class Y Shares
                ------                   --------------  --------------  --------------  --------------  --------------
The Hartford Inflation Plus Fund            155,000,000    105,000,000       90,000,000     50,000,000      50,000,000
The Hartford International Growth Fund      125,000,000     75,000,000       50,000,000     50,000,000      50,000,000
The Hartford International
   Opportunities Fund                       125,000,000     75,000,000       50,000,000     50,000,000      50,000,000
The Hartford International Small
   Company Fund                             125,000,000     75,000,000       50,000,000     50,000,000      50,000,000
The Hartford LargeCap Growth Fund           200,000,000    200,000,000      200,000,000             --     200,000,000
The Hartford MidCap Fund                    225,000,000     75,000,000      110,000,000             --      50,000,000
The Hartford MidCap Growth Fund             200,000,000    200,000,000      200,000,000             --     200,000,000
The Hartford MidCap Value Fund              125,000,000     75,000,000       50,000,000             --      50,000,000
THE HARTFORD MONEY MARKET FUND            1,200,000,000    500,000,000    1,000,000,000             --     500,000,000
The Hartford Principal Protection Fund      125,000,000     75,000,000       50,000,000             --      50,000,000
The Hartford Retirement Income Fund         200,000,000    200,000,000      200,000,000             --     200,000,000
The Hartford Select MidCap Growth Fund      200,000,000    200,000,000      200,000,000             --     200,000,000
The Hartford Select MidCap Value Fund       200,000,000    200,000,000      200,000,000             --     200,000,000
The Hartford Select SmallCap Growth
   Fund                                     200,000,000    200,000,000      200,000,000             --     200,000,000
The Hartford Select SmallCap Value Fund     200,000,000    200,000,000      200,000,000             --     200,000,000
The Hartford Short Duration Fund            125,000,000     75,000,000       50,000,000             --      50,000,000
The Hartford Small Company Fund             125,000,000     75,000,000       50,000,000     50,000,000      50,000,000
The Hartford Stock Fund                     125,000,000     75,000,000       50,000,000     50,000,000      50,000,000
THE HARTFORD STRATEGIC INCOME FUND          200,000,000    200,000,000      200,000,000     50,000,000     100,000,000
The Hartford Tax-Free California Fund       125,000,000     75,000,000       50,000,000             --      50,000,000
The Hartford Tax-Free New York Fund         125,000,000     75,000,000       50,000,000             --      50,000,000
The Hartford Target Retirement 2010
   Fund                                     200,000,000    200,000,000      200,000,000             --     200,000,000
The Hartford Target Retirement 2020
   Fund                                     200,000,000    200,000,000      200,000,000             --     200,000,000

                Series                   Class A Shares  Class B Shares  Class C Shares  Class I Shares  Class Y Shares
                ------                   --------------  --------------  --------------  --------------  --------------
The Hartford Target Retirement 2030
   Fund                                     200,000,000    200,000,000      200,000,000             --     200,000,000
The Hartford Total Return Bond Fund         125,000,000     75,000,000       50,000,000     50,000,000     100,000,000
The Hartford Value Fund                     125,000,000     75,000,000       50,000,000     50,000,000      50,000,000

               Series                Class A Shares  Class B Shares  Class C Shares  Class D Shares  Class I Shares  Class Y Shares
               ------                --------------  --------------  --------------  --------------  --------------  --------------
The Hartford Equity Growth
   Allocation Fund                     100,000,000     50,000,000      50,000,000      50,000,000      50,000,000      50,000,000
The Hartford Growth Allocation Fund    100,000,000     50,000,000      50,000,000      50,000,000      50,000,000      50,000,000
The Hartford Balanced Allocation
   Fund                                100,000,000     50,000,000      50,000,000      50,000,000      50,000,000      50,000,000
The Hartford Conservative
   Allocation Fund                     100,000,000     50,000,000      50,000,000      50,000,000      50,000,000      50,000,000
The Hartford Income Allocation Fund    100,000,000     50,000,000      50,000,000      50,000,000      50,000,000      50,000,000

               Series                 Class A Shares  Class B Shares  Class C Shares  Class D Shares  Class I Shares  Class Y Shares
               ------                 --------------  --------------  --------------  --------------  --------------  --------------
The Hartford DCA Money Fund Series I                                                    300,000,000
The Hartford DCA Money Fund Series
   II                                                                                   300,000,000
The Hartford DCA Money Fund Series
   III                                                                                  300,000,000
The Hartford DCA Money Fund Series
   IV                                                                                   300,000,000
The Hartford DCA Money Fund Series V                                                    300,000,000

                    Series                     Class R3 Shares  Class R4 Shares  Class R5 Shares
                    ------                     ---------------  ---------------  ---------------
The Hartford Advisers Fund                        50,000,000       50,000,000       50,000,000
The Hartford Capital Appreciation Fund            50,000,000       50,000,000       50,000,000
The Hartford Capital Appreciation II Fund         50,000,000       50,000,000       50,000,000
THE HARTFORD CHECKS AND BALANCES FUND             50,000,000       50,000,000       50,000,000
The Hartford Disciplined Equity Fund              50,000,000       50,000,000       50,000,000
The Hartford Diversified International Fund       50,000,000       50,000,000       50,000,000
The Hartford Dividend and Growth Fund             50,000,000       50,000,000       50,000,000
The Hartford Equity Income Fund                   50,000,000       50,000,000       50,000,000
The Hartford Floating Rate Fund                   50,000,000       50,000,000       50,000,000
The Hartford Global Enhanced Dividend Fund        50,000,000       50,000,000       50,000,000
The Hartford Global Equity Fund                   50,000,000       50,000,000       50,000,000

                    Series                     Class R3 Shares  Class R4 Shares  Class R5 Shares
                    ------                     ---------------  ---------------  ---------------
The Hartford Global Growth Fund                   50,000,000       50,000,000       50,000,000
The Hartford Global Health Fund                   50,000,000       50,000,000       50,000,000
The Hartford High Yield Fund                      50,000,000       50,000,000       50,000,000
The Hartford Inflation Plus Fund                  50,000,000       50,000,000       50,000,000
The Hartford International Growth Fund            50,000,000       50,000,000       50,000,000
The Hartford International Opportunities Fund     50,000,000       50,000,000       50,000,000
THE HARTFORD MONEY MARKET FUND                    50,000,000      250,000,000      150,000,000
The Hartford Small Company Fund                   50,000,000       50,000,000       50,000,000
The Hartford Stock Fund                           50,000,000       50,000,000       50,000,000
The Hartford Total Return Bond Fund               50,000,000       50,000,000       50,000,000
The Hartford Value Fund                           50,000,000       50,000,000       50,000,000
The Hartford Retirement Income Fund               50,000,000       50,000,000       50,000,000
The Hartford Target Retirement 2010 Fund          50,000,000       50,000,000       50,000,000
The Hartford Target Retirement 2020 Fund          50,000,000       50,000,000       50,000,000
The Hartford Target Retirement 2030 Fund          50,000,000       50,000,000       50,000,000
The Hartford Equity Growth Allocation Fund        50,000,000       50,000,000       50,000,000
The Hartford Growth Allocation Fund               50,000,000       50,000,000       50,000,000
The Hartford Balanced Allocation Fund             50,000,000       50,000,000       50,000,000
The Hartford Conservative Allocation Fund         50,000,000       50,000,000       50,000,000
The Hartford Income Allocation Fund               50,000,000       50,000,000       50,000,000

THIRD: Shares of the Corporation's Class A, B, C, D, I, R3, R4, R5 and Y common stock shall have all the rights, preferences and privileges as set forth in the Corporation's charter and as set forth in the Corporation's current prospectuses, statements of additional information and multiple class plan.

FOURTH: The Corporation is registered as an open-end investment company under the Investment Company Act of 1940, as amended.

FIFTH: At a meeting on May 6-7, 2008 and in accordance with Section 2-105(c) of the Maryland General Corporation Law, the Board authorized the increase in the total number of shares of capital stock that the Corporation has authority to issue, in order to allocate additional Class Y shares to existing series of The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund and The Hartford Strategic Income Fund, to allocate additional Class C, Class R4 and Class R5 shares to existing series of The Hartford Money Market Fund and to allocate Class R3, Class R4, and Class R5 shares to existing series of The Hartford Checks and Balances Fund.

IN WITNESS WHEREOF, The Hartford Mutual Funds, Inc. has caused these Articles Supplementary to be duly executed by Edward P. Macdonald, its Vice President, and attested to by Alice A. Pellegrino, its Assistant Secretary, this 30th day of May 2008.

                                        THE HARTFORD MUTUAL FUNDS, INC.


                                        By: /s/ Edward P. Macdonald
                                            ------------------------------------
                                            Edward P. Macdonald
                                            Vice President


Attest:


/s/ Alice A. Pellegrino
-------------------------------------
Alice A. Pellegrino
Assistant Secretary

I, Edward P. Macdonald, Vice President of The Hartford Mutual Funds, Inc., hereby acknowledge, in the name and on behalf of said corporation, the foregoing Articles Supplementary to be the corporate act of said corporation and I further certify that, to the best of my knowledge, information, and belief, these matters and facts are true in all material respects, under the penalties of perjury.


                                        /s/ Edward P. Macdonald
                                        ----------------------------------------
                                        Edward P. Macdonald
                                        Vice President